DELAWARE GROUP
Value Fund

For Growth of Capital

1997
Semi-Annual
Report

professional management
service and guidance
goals

DELAWARE
GROUP
========

--------------------------------------------------------------------------------
JULY 3, 1997

Dear Shareholder:
Delaware Group's Value Fund provided sterling results during the first half of fiscal 1997, a period of exceptional difficulty for the stocks of small companies.
        While many of Value Fund's peers were tarnished by market volatility, your Fund provided a robust +16.60% total return for the six months ended May 31, 1997, (capital change plus income based on net asset value for A Class shares). Your Fund's performance not only far outdistanced Value Fund's benchmark - the unmanaged Russell 2000 Index - but larger stocks in the unmanaged S&P 500 Index as well.
        I am delighted to report Value Fund's disciplined investment strategy showed its mettle during a period when stock prices dropped 10%, the largest market decline in seven years. As you'll see on page 7, your Fund's share price during the first half of 1997 was less volatile than the overall stock market.
        Value Fund was initially offered a decade ago, four months before the largest short-term market setback in a generation - the October 1987 "crash." Since that time, your Fund has seen many market trends. Nevertheless, we remain faithful to selecting stocks of small companies that appear undervalued. This discipline has enabled us to deliver superior long-term results.
        The first half was also a time of transition for the Fund. On May 12, Christopher S. Beck was named Value Fund's portfolio manager. He assumed leadership of the Fund following the resignation of David C. Dalrymple in March. During the interim, the Fund was managed by George H. Burwell, an experienced portfolio manager who is responsible for three of Delaware
Group's equity funds.
        Mr. Beck has 16 years of investment management experience, and was most recently the small cap value fund manager at Pitcairn Trust Co. In the pages that follow, Mr. Beck delineates our commitment to a highly disciplined investment strategy, which we believe can be a more valuable wealth building tool than picking stocks based on short-term considerations such as price momentum.
        Prudent stock selection based on fundamental research played a vital role in Value Fund's success since November. The Fund


SINCE 1987, VALUE FUND HAS REMAINED FAITHFUL TO A STRATEGY OF
SELECTING STOCKS OF SMALL COMPANIES THAT APPEAR UNDERVALUED. THIS DISCIPLINE HAS ENABLED US TO DELIVER SUPERIOR LONG-TERM RESULTS.

discipline

                 1 9 9 7   s e m i - a n n u a l   r e p o r t
2

TOTAL RETURN
--------------------------------------------------------------------------------
                                      AGGREGATE RETURN  AVERAGE ANNUAL RETURN
-------------------------------------------------------------------------------
                                      SIX MONTHS ENDED    FROM JUNE 24, 1987
                                        May 31, 1997         May 31, 1997
Value Fund A Class                         +16.60%             +15.68%
-------------------------------------------------------------------------------
Russell 2000 Index                          +8.44%             +10.79%
Wilshire Small Cap Value Index             +10.80%             +13.63%
Wilshire Small Cap Growth Index             +5.47%             +11.40%
-------------------------------------------------------------------------------
Standard & Poor's 500 Index                +13.15%             +14.28%
Lipper Capital Appreciation Fund Average    +5.11%             +10.91%

VALUE FUND AND THE LIPPER CAPITAL APPRECIATION FUND AVERAGE PERFORMANCE IS BASED ON NET ASSET VALUE WITHOUT EFFECT OF SALES CHARGES AND ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THERE WERE 227 AND 58 FUNDS IN THE LIPPER CAPITAL APPRECIATION AVERAGE FOR THE SIX-MONTH AND VALUE FUND LIFETIME PERIODS SHOWN ABOVE. PERFORMANCE INFORMATION FOR ALL VALUE FUND CLASSES CAN BE FOUND ON PAGE 8. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.


benefited by having relatively few stocks in the volatile, underperforming technology and consumer services sectors. Strong positioning in capital goods and financial stocks and real estate investment trusts helped your Fund outpace its benchmark.

        Inside, Mr. Beck reviews what contributed to the Fund's strong relative returns and shares his outlook for the balance of fiscal 1997. Generally, we are in a period of strong economic growth, characterized by low inflation and healthy corporate profits.
        One undercurrent to the market's ebullient results of the 1990s has been the degree to which small cap stocks' performance has lagged that of their larger brethren. This has left some investors wondering when this sector of the market will take the lead or at least keep pace with the S&P 500.
        Let me offer a historical perspective. Twenty-five years ago I recall it being fashionable on Wall Street to believe there was a Nifty Fifty -
50 large cap stocks whose prospects for growth seemed immune to economic cycles. Such a view wasn't true in 1972, and I believe isn't valid today.
        Rather than time when the market's psychology will shift, I believe one prudent way to prepare for the future is by having a small cap value fund as an integral part of a well-diversified investment plan.
        I believe Value Fund can play an important role in whatever asset allocation strategy you develop with the help of your financial adviser. As we mark Value Fund's 10th anniversary, I thank you for being among the Fund's more than 15,000 shareholders.

Sincerely,

/s/ Wayne A. Stork
------------------
Wayne A. Stork
CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

                 1 9 9 7   s e m i - a n n u a l   r e p o r t
                                                                               3

Introducing Your Fund's Portfolio Manager

Insert Photo of CHRISTOPHER S. BECK

CHRISTOPHER S. BECK began his investment career at Wilmington Trust Co. in 1981. Later, he was Director of Research at Cypress Capital Management Co. in Wilmington, Del. and Chief Investment Officer of the University of Delaware Endowment Fund. Prior to joining Delaware Group, he managed Pitcairn Trust Co.'s small cap value fund, which had $130 million in assets. Mr. Beck holds a bachelor's degree from the University of Delaware and an MBA from Lehigh University.

Market Review

Fiscal 1997 has not been an easy time to be a small cap investor. Since last fall, a fear of higher inflation has repeatedly disrupted the market. A low U.S. unemployment rate and six years of economic expansion have investors wondering how much the Federal Reserve Board might increase the cost of borrowing to curtail consumer price increases.
        In late March, the Fed raised the federal funds rate - the interest rate banks charge each other for overnight loans - by 25 basis points (0.25%) to 5.50%. Delaware shares the view of some economists that further increases could follow by autumn.
        A rising interest rate environment has generally been a negative development for small cap stocks because smaller companies need to borrow more

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
                                       NOVEMBER 30, 1996      MAY 31, 1997
-------------------------------------------------------------------------------
Number of Stocks                               88                   83
Median Market Capitalization              $484 million         $591 million
Median Stock
  Price-To-Earnings Ratio                     12.5x                12.7x
Median Price-To-Book Ratio                    174%                 221%
Dividend Yield
  (Before Fund Expenses)                      1.70%                1.62%
Beta*                                         0.69                 0.80

 THE ABOVE YIELD REPRESENTS THE WEIGHTED AVERAGE DIVIDEND YIELD OF THE FUND'S HOLDINGS EXCLUSIVE OF TRANSACTION COSTS. VALUE FUND DOES NOT PAY A REGULAR DIVIDEND, BUT MAY DISTRIBUTE INCOME GENERATED BY THE FUND'S HOLDINGS, TYPICALLY AT YEAR'S END. P/E BASED ON ANALYSTS' EARNINGS ESTIMATES FOR 1998 AS REPORTED BY FIRST CALL.

*A MEASURE OF VOLATILITY RELATIVE TO THE S&P 500 INDEX FOR THE PAST THREE YEARS
 ENDED MAY 31. A NUMBER LESS THAN 1.0 MEANS A SECURITY HAS FLUCTUATED LESS IN PRICE THAN THE INDEX. A NUMBER MORE THAN 1.0 MEANS THE SECURITY HAS FLUCTUATED MORE THAN THE INDEX.

                 1 9 9 7   s e m i - a n n u a l   r e p o r t

Insert Photo: Family at Beach

Q. WHAT'S THE DIFFERENCE BETWEEN SMALL GROWTH COMPANIES AND SMALL VALUE
COMPANIES?

A. Generally, a value stock sells at a discount relative to some financial measure such as operating cash flow, profits, or book value. Earnings expectations for a value company are more modest than expectations for its industry or the overall stock market. A growth stock, by contrast, is one whose price and profit expectations are generally higher than the market. value

Value

capital to expand and remain competitive. In spite of this, your Fund performed exceptionally well in the six months ended May 31.
I attribute this to the Fund's consistent investment disciplines.

HOW STOCKS ARE SELECTED
Selecting small cap value stocks is a bit like buying local brands of shampoo or baby powder rather than, for example, the Johnson & Johnson brand. The products are not nearly as well known, but if one carefully checks the ingredients, a shopper may get a high quality product at a lower price.
        Generally, the Fund invests in companies whose stocks are selling near the low end of their historical valuations. To find these businesses, I'm using research parameters that have been used throughout the Fund's lifetime. These include:
* examining sales and earnings prospects relative to competitors; and,
* measuring value with yardsticks appropriate to each industry.
        I personally tend to put primary emphasis on a company's operating cash flow - the amount of money a company generates as revenue from operations
- as well as free cash flow - excess funds remaining after capital expenses
- and dividends, as measures of value. A company's free cash flow tells us how much financial flexibility a business has to:
* expand internally;
* acquire other businesses;
* increase dividends;
* weather unexpected events;
* meet increased competition; and,
* adapt to higher interest rates.
        One additional characteristic I seek in stocks I select for your Fund's portfolio is liquidity. I look for stocks that have minimum daily trading volume of 30,000 to 40,000 shares. In my opinion, such a level of activity gives your Fund the flexibility to increase or decrease its position without significantly disrupting the market.
        As it did at the start of fiscal 1997, Value Fund's portfolio contains many stocks whose price relative to the company's book value


                 1 9 9 7   s e m i - a n n u a l   r e p o r t

BROAD SECTOR DIVERSIFICATION
Value Fund vs. Russell 2000 Index
--------------------------------------------------------------------------------
May 31, 1997
                                                  ALLOCATION
                             SHARE OF FUND'S      CHANGE FROM        SHARE OF
BROAD SECTOR                    NET ASSETS      NOVEMBER 30, 1996     INDEX
-------------------------------------------------------------------------------
Basic Industry                    10.6%               -3%              10.1%
Business Services                  2.9                -1                4.2
Capital Goods                     11.6             No change            5.8
Consumer Services                  8.8                +2               13.0
Energy                             7.1                -1                6.3
Financial Services                21.5               +5.3              17.2
Health Care                        3.3                -1                9.2
Technology                         6.3                -2               14.8
REITs and Real Estate             10.5                +1                8.8
Utilities                          1.6                -2                3.2


- that is, the company's net worth for accounting purposes - is much lower than the price-to-book ratio of stocks in the S&P 500 Index.
        Stocks in the Index traded at an average of nearly five times book value as of May 31, but as you can see on page 4, companies in Value Fund's portfolio trade at less than half that ratio. I believe this difference is an indicator of price appreciation potential.

STRATEGIC POSITIONING
Since November, your Fund's position in financial stocks has increased substantially. This occurred through a combination of market appreciation and a few additions such as WESTAMERICA BANCORP, a community bank in California.

        Before I began managing Value Fund, its weighting in small bank, insurance and financial services stocks had risen above our benchmark, the Russell 2000 Index. I anticipate this sector may continue to offer superior capital appreciation potential.

        During the first half of fiscal 1997, the number of different stocks in the Fund's portfolio was reduced. Sales included PILLOWTEX CORP., whose performance did not meet expectations. Overall, however, your Fund's turnover rate of 57% was lower than in fiscal 1996. The Fund stuck with winners, and as of May 31, I believe many of these companies appear to offer more capital appreciation potential. In addition, Value Fund's performance benefited by having relatively few stocks in the volatile and weak technology and consumer services sectors.

        I expect to continue to modestly increase our portfolio concentration until we reach a target level of between 65 and 80 stocks, compared to 83 as of May 31. This will allow us to more efficiently monitor our holdings while maintaining a well-diversified small cap portfolio.


                 1 9 9 7   s e m i - a n n u a l   r e p o r t

VALUE FUND'S PERFORMANCE AMID SHORT-TERM MARKET VOLATILITY
Percentage Change in Net Asset Value
--------------------------------------------------------------------------------
November 30, 1996, to May 31, 1997

                              S&P 500         Russell 2000
              Value Fund       Index             Index
11/30/96           0%              0%               0%
12/6/96         1.12%          -2.25%            0.41%
12/13/96        0.97%          -3.66%            0.1 %
12/20/96        2.5 %          -0.97%            0.83%
12/27/96        4.1 %           0.13%            1.59%
1/3/97          5.16%          -1.01%            2.36%
1/10/97         6.9 %           0.55%            3.59%
1/17/97         7.68%           2.77%            4.11%
1/24/97         7.81%           2.03%            4.19%
1/31/97         8.22%           4.14%            4.6 %
2/7/97          7.58%           4.66%            3.87%
2/14/97         8.22%           7.22%            4.59%
2/21/97         8.45%           6.37%            3.82%
2/28/97         8.18%           4.96%            2.07%
3/7/97         10.79%           6.9 %            3.63%
3/14/97        10.19%           5.38%            2.43%
3/21/97         8.45%           4.19%           -0.18%
3/28/97         7.77%           2.87%           -0.91%
4/4/97          5.71%           0.77%           -3.2 %
4/11/97         5.8 %          -1.88%           -3.61%
4/18/97         6.9 %           1.95%           -2.89%
4/25/97         5.84%           1.83%           -4.55%
5/2/97         10.1 %           8.22%            0.65%
5/9/97         11.52%           9.85%            2.8 %
5/16/97        12.12%          10.61%            3.94%
5/23/97        15.27%          12.94%            6.92%
5/31/97        16.6 %          13.15%            8.4 %


Despite the highest level of market volatility in seven years, your Fund provided higher returns with less price fluctuation than the overall stock market since November, as measured by unmanaged benchmarks of the small and large cap sectors.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. PERFORMANCE INFORMATION FOR ALL CLASSES CAN BE FOUND ON PAGE 8.

         The positive effect of Value Fund's strategy can be seen in the chart above.

OUTLOOK
After five years of economic growth, large companies may find it increasingly difficult to post significantly higher earnings for the balance of 1997. Several major companies in the technology area, for example, have disappointed investors in recent months as order rates for products have begun to subside.
        In my opinion, the market may broaden its focus as investors realize that smaller, underfollowed companies may offer greater capital appreciation potential than the stocks of larger, widely watched companies.
        As of May 31, the difference in dividend yield between stocks in the S&P 500 Index (1.71%) and the Russell 2000 Index (1.5%) was quite narrow by historical standards. This supports our belief in the relative attractiveness of small cap value stocks. Typically larger stocks have offered almost twice the yield of smaller companies, in part to compensate investors for the slower growth rates of larger businesses.
        I believe the small cap value segment of the stock market remains an excellent way for investors to increase the diversification of their investment portfolio without taking on the added risks associated with aggressive growth stocks. I'm excited to be part of the Delaware investment team and I look forward to building on Value Fund's fine track record.

Christopher B. Beck
VICE PRESIDENT AND
SENIOR PORTFOLIO MANAGER

July 3, 1997

                 1 9 9 7   s e m i - a n n u a l   r e p o r t

VALUE FUND'S LIFETIME PERFORMANCE
Growth of a $10,000 Investment
June 24, 1987, through May 31, 1997
--------------------------------------------------------------------------------
            Lipper Capital
          Appreciation Fund                        Russell 2000      S&P 500
              Average            Value Fund A         Index           Index
6\24\87       $10,000             $ 9,525            $10,000         $10,000
5\31\88       $ 8,893             $ 9,684            $ 8,756         $ 8,893
5\31\89       $11,070             $13,784            $10,822         $11,265
5\31\90       $12,201             $14,062            $10,869         $13,127
5\31\91       $13,250             $15,625            $11,708         $14,678
5\31\92       $14,892             $19,203            $13,281         $16,123
5\31\93       $17,343             $23,345            $15,843         $17,990
5\31\94       $18,530             $25,345            $17,225         $18,752
5\31\95       $20,769             $25,862            $18,998         $22,524
5\31\96       $28,167             $32,657            $25,817         $28,899
5\31\97       $30,410             $40,499            $27,616         $37,382



Only 15.5% of stock funds that seek capital appreciation as their primary objective outpaced both the S&P 500 Index and the Russell 2000 Index for Value Fund's lifetime, according to Lipper Analytical Services.

CHART ASSUMES $10,000 INVESTED ON JUNE 24, 1987, AND INCLUDES THE EFFECT OF A 4.75% FRONT-END SALES CHARGE AND THE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PERFORMANCE OF OTHER CLASSES OF VALUE FUND WILL VARY DUE TO DIFFERING CHARGES AND EXPENSES. THERE WERE 58 FUNDS IN THE
LIPPER AVERAGE FOR VALUE FUND'S LIFETIME PERFORMANCE.

VALUE FUND PERFORMANCE
--------------------------------------------------------------------------------
Average Annual Total Return through May 31, 1997

                                    LIFETIME       FIVE YEARS      ONE YEAR
-------------------------------------------------------------------------------
Class A (Est. 6/24/87)
        Excluding Sales Charge       +15.68%        +16.10%         +24.01%
        Including Sales Charge       +15.11%        +14.97%         +18.12%
-------------------------------------------------------------------------------
Class B (Est. 9/6/94)
        Excluding Sales Charge       +17.74%                        +23.14%
        Including Sales Charge       +16.91%                        +19.14%
-------------------------------------------------------------------------------
Class C (Est. 11/29/95)
        Excluding Sales Charge       +24.38%                        +23.12%
        Including Sales Charge       +24.38%                        +22.12%

RETURNS REFLECT REINVESTMENT OF DISTRIBUTIONS AND ANY APPLICABLE SALES CHARGES AS NOTED BELOW. RETURN AND SHARE VALUE WILL FLUCTUATE SO THAT SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. PAST PERFORMANCE
IS NOT A GUARANTEE OF FUTURE RESULTS. B AND C CLASS RESULTS "EXCLUDING SALES CHARGE" ASSUME INVESTMENT WAS NOT REDEEMED.

CLASS A SHARES HAVE A 4.75% SALES CHARGE AND A 12B-1 FEE.
CLASS B SHARES DO NOT CARRY A FRONT-END SALES CHARGE, BUT ARE SUBJECT TO A 1% ANNUAL DISTRIBUTION AND SERVICE FEE.
THEY ARE ALSO SUBJECT TO A DEFERRED SALES CHARGE OF UP TO 4%. LIFETIME PERFORMANCE EXCLUDING SALES CHARGE ASSUMES THE INVESTMENT WAS NOT REDEEMED. CLASS C SHARES HAVE A 1% ANNUAL DISTRIBUTION AND SERVICE FEE. IF REDEEMED WITHIN 12 MONTHS, A 1% CONTINGENT DEFERRED SALES CHARGE APPLIES.

THE AVERAGE ANNUAL TOTAL RETURNS FOR THE LIFETIME, FIVE-YEAR AND ONE-YEAR PERIODS AND AGGREGATE SIX-MONTH RETURN FOR THE PERIOD ENDED MAY 31, 1997, WERE +15.83%, +16.41%, +24.36% AND +16.73%, RESPECTIVELY. THE INSTITUTIONAL CLASS, INITIALLY OFFERED ON NOVEMBER 9, 1992, IS AVAILABLE WITHOUT SALES CHARGE ONLY TO CERTAIN ELIGIBLE INSTITUTIONAL ACCOUNTS. PERFORMANCE PRIOR TO NOVEMBER 9, 1992, IS BASED ON CLASS A PERFORMANCE, ADJUSTED TO ELIMINATE THE SALE CHARGES, BUT NOT THE ASSET-BASED DISTRIBUTION CHARGE.


                 1 9 9 7   s e m i - a n n u a l   r e p o r t

Financial Statements
DELAWARE GROUP
EQUITY FUNDS V, INC. -- VALUE FUND
STATEMENT OF NET ASSETS -- MAY 31, 1997
(UNAUDITED)

                                                         NUMBER OF       MARKET
                                                          SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK - 92.45%
AEROSPACE & DEFENSE - 1.59%
Thiokol ..........................................         57,300    $ 4,118,438
                                                                     -----------
                                                                       4,118,438
                                                                     -----------
AUTOMOBILES & AUTO PARTS - 2.25%
Arvin Industries .................................        117,400      3,257,850
CLARCOR ..........................................        109,100      2,563,850
                                                                     -----------
                                                                       5,821,700
                                                                     -----------
BANKING, FINANCE & INSURANCE - 21.51%
American Heritage Life ...........................         34,300        994,700
CMAC Investments .................................         46,100      1,918,912
Enhance Financial Services Group .................         91,000      3,799,250
Everest Reinsurance Holdings .....................        101,170      3,439,780
Farm Family Holdings .............................        114,400      3,060,200
Financial Federal ................................        148,700      2,927,531
Horace Mann Educators ............................         86,700      4,183,275
Keystone Financial ...............................         91,650      2,732,316
NAC RE Group .....................................         62,200      2,480,225
North Fork Bancorporation ........................        135,000      2,835,000
ONBANCorp ........................................         48,500      2,282,531
PMI Group ........................................         59,700      3,276,037
Penncorp Financial Group .........................        101,700      3,470,512
Roosevelt Financial Group ........................        122,500      2,863,438
Scpie Holdings ...................................         59,000      1,305,375
TIG Holdings .....................................        120,900      3,264,300
Titan Holdings ...................................        192,245      3,700,707
Union Planters ...................................         84,500      3,992,625
Westamerica Bancorporation .......................         45,000      3,088,125
                                                                     -----------
                                                                      55,614,839
                                                                     -----------
BUILDINGS & MATERIALS - 1.89%
Cavalier Homes Inc. ..............................        163,800      1,842,750
D.R. Horton ......................................        299,800      2,885,575
Southern Energy Homes ............................         13,200        145,200
                                                                     -----------
                                                                       4,873,525
                                                                     -----------
CABLE, MEDIA & PUBLISHING - 1.76%
Cadmus Communications ............................        139,800      1,974,675
Devon Group ......................................         83,000      2,583,375
                                                                     -----------
                                                                       4,558,050
                                                                     -----------
CHEMICALS - 3.86%
Ferro ............................................         75,800      2,833,025
Scotts ...........................................        140,100      4,097,925
Synthetic Industries .............................        160,800      3,035,100
                                                                     -----------
                                                                       9,966,050
                                                                     -----------
ELECTRONICS & ELECTRICAL - 6.27%
Burr-Brown .......................................        166,350      5,208,834
Kemet ............................................        142,700      3,594,256
Micro Linear .....................................        220,500      4,410,000
Rexel ............................................        163,800      2,989,350
                                                                     -----------
                                                                      16,202,440
                                                                     -----------

Top 10 stock holdings, representing 17.30% of net assets, are in boldface.

                                                         NUMBER OF       MARKET
                                                          SHARES          VALUE
--------------------------------------------------------------------------------

COMMON STOCK (CONTINUED)
ENERGY - 7.08%
Belco Oil & Gas ....................................       130,800   $ 3,073,800
Belden & Blake .....................................       106,150     2,832,878
EVI Inc. ...........................................        73,200     2,754,150
Offshore Logistics .................................       192,500     3,477,031
Pool Energy Services ...............................       197,200     3,266,125
Seacor .............................................        56,000     2,898,000
                                                                     -----------
                                                                      18,301,984
                                                                     -----------
FOOD, BEVERAGE & TOBACCO - 3.74%
DiMon ..............................................       116,300     2,689,437
Fresh America ......................................       143,500     2,331,875
Schweitzer-Mauduit International ...................       135,500     4,657,813
                                                                     -----------
                                                                       9,679,125
                                                                     -----------
HEALTHCARE & PHARMACEUTICALS - 3.32%
Lincare Holdings ...................................        59,400     2,312,887
Marquette Medical Systems ..........................       148,700     3,382,925
Maxicare Health Plans ..............................       121,600     2,895,600
                                                                     -----------
                                                                       8,591,412
                                                                     -----------
INDUSTRIAL MACHINERY - 12.37%
Central Sprinkler ..................................        22,100       458,575
Chicago Bridge & Iron ..............................       146,000     2,899,875
Columbus McKinnon ..................................       143,500     2,538,156
Global Industries Technology .......................       116,400     2,153,400
IDEX ...............................................       117,600     3,336,900
Keystone International .............................       159,600     5,206,950
Kuhlman ............................................       162,200     4,480,775
Regal-Beloit .......................................       122,500     3,261,563
Shaw Group .........................................       145,600     2,529,800
TriMas .............................................        90,900     2,579,288
Watts Industries ...................................       101,600     2,527,300
                                                                     -----------
                                                                      31,972,582
                                                                     -----------
LEISURE, LODGING, & ENTERTAINMENT - 1.37%
Ascent Entertainment Group .........................       137,600     1,393,200
Hollywood Park .....................................       154,300     2,160,200
                                                                     -----------
                                                                       3,553,400
                                                                     -----------
METALS & MINING - 0.70%
Century Aluminum ...................................       102,800     1,818,275
                                                                     -----------
                                                                       1,818,275
                                                                     -----------
PAPER & FOREST PRODUCTS - 3.66%
Caraustar Industries ...............................        74,600     2,144,750
Chesapeake .........................................        66,200     2,217,700
Glatfelter (P.H.)  .................................       124,700     2,182,250
Rayonier ...........................................        68,200     2,924,075
                                                                     -----------
                                                                       9,468,775
                                                                     -----------
REAL ESTATE - 10.47%
Cali Realty ........................................       110,600     3,276,525
Chateau Communities ................................        89,507     2,349,559
Duke Realty Investments ............................        67,200     2,562,000
Excel Realty Trust .................................       100,000     2,587,500
Kilroy Realty Corporation ..........................        41,400       993,600


                 1 9 9 7   s e m i - a n n u a l   r e p o r t

DELAWARE GROUP
EQUITY FUNDS V, INC. -- VALUE FUND
STATEMENT OF NET ASSETS -- (CONTINUED)

                                                         NUMBER OF       MARKET
                                                          SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
REAL ESTATE (CONTINUED)

Patriot American Hospitality .....................        146,200   $  3,161,575
Prentiss Properties Trust ........................        145,100      3,409,850
Public Storage ...................................        107,600      2,864,850
Reckson Associates Realty ........................        161,600      3,636,000
Starwood Lodging Trust ...........................         60,000      2,235,000
                                                                    ------------
                                                                      27,076,459
                                                                    ------------
RETAIL - 1.37%
Waban ............................................        116,300      3,532,613
                                                                    ------------
                                                                       3,532,613
                                                                    ------------
TEXTILES, APPAREL, & FURNITURE - 2.34%
Kellwood .........................................        123,200      3,218,600
Quaker Fabric ....................................        175,100      2,823,487
                                                                    ------------
                                                                       6,042,087
                                                                    ------------
TRANSPORTATION & SHIPPING - 5.26%
Airborne Freight .................................         69,000      2,639,250
M.S. Carriers ....................................        135,300      2,799,019
Mesaba Holdings ..................................        295,700      4,361,575
USFreightways ....................................        157,600      3,802,100
                                                                    ------------
                                                                      13,601,944
                                                                    ------------
UTILITIES - 1.64%
Public Service Company of North Mexico ...........        107,600      1,896,450
Sierra Pacific Resources .........................         79,500      2,355,188
                                                                    ------------
                                                                       4,251,638
                                                                    ------------
Total Common Stock (cost $181,917,532) ...........                  $239,045,336
                                                                    ------------


                                                   PRINCIPAL
                                                     AMOUNT
REPURCHASE AGREEMENTS - 7.85%
With Morgan, (J.P.) 5.50% 6/2/97
 (dated 5/30/97, collaterized by
 $3,801,000 U.S. Treasury Notes
 5.125% due 2/28/98 market value
 $3,829,249 and $2,371,000 U.S.
 Treasury Notes 5.125% due 2/28/98
 market value $2,388,762)  ........................    $6,089,000      6,089,000
With Prudential Securities 5.53% 6/2/97
 (dated 5/30/97, collaterized by
 $3,801,000 U.S. Treasury Notes
 8.875% due 11/15/98 market value
 $3,961,132, $1,121,000 U.S.
 Treasury Notes 6.25% due 6/30/98
 market value $1,145,271 and $1,008,000 U.S.
 Treasury Notes 8.875% due 11/15/98
 market value $1,029,894)  ........................     6,006,000      6,006,000

                                                         PRINCIPAL       MARKET
                                                           AMOUNT         VALUE
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (CONTINUED)
With PaineWebber 5.50% 6/2/97
 (dated 5/30/97, collaterized by
 $3,801,000 U.S. Treasury Notes
 5.50% due 11/30/98 market value
 $3,883,848 and $2,162,000 U.S. Treasury Notes
 5.50% due 11/30/00 market value
 $2,168,879)  ....................................    $ 5,930,000    $5,930,000
With Chase Manhattan 5.45% 6/2/97
 (dated 5/30/97, collaterized by
 $2,273,000 U.S. Treasury Notes
 6.25% due 7/31/98 market value
 $2,327,642)  ....................................      2,281,000     2,281,000
                                                                  -------------
Total Repurchase Agreements
 (cost $20,306,000) ..........................................       20,306,000
                                                                  -------------
TOTAL MARKET VALUE OF SECURITIES - 100.30%
 (cost $202,223,532)  ........................................    $ 259,351,336
LIABILITIES NET OF RECEIVABLES AND
 OTHER ASSETS - (0.30%)  .....................................         (793,606)
                                                                  -------------
NET ASSETS APPLICABLE TO
 10,157,903 SHARES ($.01 PAR VALUE
 OUTSTANDING) - 100.00%  .....................................    $ 258,557,730
                                                                  =============

NET ASSET VALUE - VALUE FUND A CLASS
 ($219,936,339 / 8,636,373 shares)  ..........................           $25.47
                                                                  =============
NET ASSET VALUE - VALUE FUND B CLASS
 ($18,344,993 / 725,684 shares)  .............................           $25.28
                                                                  =============
NET ASSET VALUE - VALUE FUND C CLASS
 ($5,818,612 / 230,388 shares)  ..............................           $25.26
                                                                  =============
NET ASSET VALUE - VALUE FUND INSTITUTIONAL CLASS
 ($14,457,786 / 565,458 shares)  .............................           $25.57
                                                                  =============

COMPONENTS OF NET ASSETS AT MAY 31, 1997:
Capital Stock, $1 par value, 500,000,000 shares authorized
 to the Fund with 150,000,000 shares allocated to Value
 Fund A Class, 100,000,000 shares allocated to Value
 Fund B Class, 50,000,000 shares allocated to Value
 Fund C Class and 50,000,000 shares allocated to Value
 Fund Institutional Class ....................................      189,723,878
Accumulated undistributed:
 Net investment income .......................................          417,439
 Net realized gain on investments ............................       11,290,892
 Net unrealized appreciation of investments
  and foreign currencies .....................................       57,125,521
                                                                  -------------
 Total net assets ............................................      258,557,730
                                                                  =============

                        See accompanying notes

                 1 9 9 7   s e m i - a n n u a l   r e p o r t
10

DELAWARE GROUP
EQUITY FUNDS V, INC. -- VALUE FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED MAY 31, 1997
(UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends ..........................................   $ 1,823,743
Interest ...........................................       449,302   $ 2,273,045
                                                       -----------

EXPENSES:
Management fees ($890,063)
 and directors' fees ($4,467) ......................       894,530
Distribution expenses ..............................       408,635
Dividend disbursing and transfer agent fees
 and expenses ......................................       292,420
Accounting fees and salaries .......................        45,835
Reports and statements to shareholders .............        43,597
Registration fees ..................................        33,015
Professional fees ..................................        17,531
Taxes (other than taxes on income) .................         8,072
Custodian fees .....................................         4,433
Other ..............................................        20,758     1,768,826
                                                       -----------   -----------

NET INVESTMENT INCOME ..............................                     504,219
                                                                     -----------

NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain from security transactions and
 foreign currencies ................................                  11,375,954
Net unrealized appreciation of investments and
 foreign currency during the period ................                  24,863,235
                                                                     -----------

NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN CURRENCIES ................                  36,239,189
                                                                     -----------

NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS ...................................                 $36,743,408
                                                                     ===========

NET ASSET VALUE AND OFFERING PRICE PER
 SHARE - VALUE FUND A CLASS
Net asset value A Class (A) ........................                      $25.47
Sales Charge (4.75% of offering price or 4.99%,
 of the amount invested per share) (B) .............                        1.27
                                                                     -----------
Offering price .....................................                      $26.74
                                                                     ===========

-------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See Buying Shares in the current Prospectus for purchases of $100,000 or more.

                       See accompanying notes

DELAWARE GROUP
EQUITY FUNDS V, INC. -- VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                For the Six Months   Year Ended
                                                   Ended 5/31/97      11/30/96
                                                   (Unaudited)
INCREASE IN NET ASSETS
 FROM OPERATIONS:
Net investment income ........................   $     504,219    $   1,017,699
Net realized gain from security transactions
 and foreign currencies ......................      11,375,954       34,101,818
Net unrealized appreciation of investments
 and foreign currency during the period ......      24,863,235        1,003,831
                                                 -------------    -------------
Net increase in net assets
 resulting from operations ...................      36,743,409       36,123,348
                                                 -------------    -------------

DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income:
 Value Fund A Class ..........................      (1,008,137)      (1,863,298)
 Value Fund B Class ..........................            --            (25,338)
 Value Fund C Class ..........................            --                (67)
 Value Fund Institutional Class ..............        (125,855)         (98,850)
Net realized gain from security transactions:
 Value Fund A Class ..........................     (29,123,966)      (6,909,728)
 Value Fund B Class ..........................      (1,956,018)        (237,377)
 Value Fund C Class ..........................        (557,181)            (214)
 Value Fund Institutional Class ..............      (2,394,311)        (293,254)
                                                 -------------    -------------
                                                   (35,165,468)      (9,428,126)
                                                 -------------    -------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Value Fund A Class ..........................      24,520,464       30,362,508
 Value Fund B Class ..........................       4,598,506        7,098,090
 Value Fund C Class ..........................       2,442,723        3,631,712
 Value Fund Institutional Class ..............       4,467,990       14,113,802
Net asset value of shares issued upon
 reinvestment of dividends from net investment
 income and net realized gains on security
 transactions:
 Value Fund A Class ..........................      28,755,476        8,292,572
 Value Fund B Class ..........................       1,883,574          252,413
 Value Fund C Class ..........................         536,064              282
 Value Fund Institutional Class ..............       2,518,773          392,342
                                                 -------------    -------------
                                                    69,723,570       64,143,721
                                                 -------------    -------------
Cost of shares repurchased:
 Value Fund A Class ..........................     (26,963,013)     (46,585,878)
 Value Fund B Class ..........................      (1,210,806)      (1,736,866)
 Value Fund C Class ..........................        (676,628)        (564,409)
 Value Fund Institutional Class ..............      (8,653,797)      (7,288,901)
                                                 -------------    -------------
                                                   (37,504,244)     (56,176,054)
                                                 -------------    -------------
Increase in net assets derived from capital
 share transactions ..........................      32,219,326        7,967,667
                                                 -------------    -------------

NET INCREASE IN NET ASSETS ...................      33,797,266       34,662,889

NET ASSETS:
Beginning of year ............................     224,760,464      190,097,575
                                                 -------------    -------------
End of year ..................................   $ 258,557,730    $ 224,760,464
                                                 =============    =============

                             See accompanying notes


                 1 9 9 7   s e m i - a n n u a l   r e p o r t
                                                                              11

--------------------------------------------------------------------------------
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         Value Fund A Class
                                           ------------------------------------------------------------------------
                                             Six Months     Year        Year        Year        Year        Year
                                                Ended       Ended       Ended       Ended       Ended       Ended
                                               5/31/97    11/30/96    11/30/95    11/30/94    11/30/93     11/30/92
                                            (Unaudited)
Net asset value, beginning of period........  $ 25.780     $22.760     $19.320     $20.070     $17.750      $15.320
Income from investment operations:
  Net investment income(1)..................     0.634       0.122       0.253       0.142       0.033        0.060
  Net realized and unrealized gain (loss)
   from investments & foreign currencies....     3.091       4.028       3.597      (0.687)      3.147        3.360
                                              --------     -------     -------     -------     -------      -------
  Net increase (decrease) in net assets
   from investment operations...............     3.725       4.150       3.850      (0.545)      3.180        3.420
                                              --------     -------     -------     -------     -------      -------
Less dividends and distributions:
  Dividends from net investment income......    (0.135)     (0.240)     (0.160)     (0.035)     (0.040)        none
  Distributions from net realized gain
   on security transactions.................    (3.900)     (0.890)     (0.250)     (0.170)     (0.820)      (0.990)
                                              --------     -------     -------     -------     -------      -------
  Total dividends and distributions.........    (4.035)     (1.130)     (0.410)     (0.205)     (0.860)      (0.990)
                                              --------     -------     -------     -------     -------      -------
Net asset value, end of period..............  $ 25.470     $25.780     $22.760     $19.320     $20.070      $17.750
                                              ========     =======     =======     =======     =======      =======
Total Return(2).............................     16.60%      19.08%      20.39%      (2.78%)     18.59%       22.99%
Ratios and supplemental data:
  Net assets, end of period (000 omitted)...  $219,936    $192,297    $177,011    $179,498    $151,384      $38,792
  Ratio of expenses to average net assets...      1.43%       1.45%       1.48%       1.46%       1.64%        1.93%
  Ratio of net investment income
   to average net assets....................      0.46%       0.51%       1.18%       0.75%       0.25%        0.39%
  Portfolio turnover........................        57%         87%         65%         14%         32%          68%
  Average commission rate paid..............  $ 0.0600     $0.0600         N/A         N/A         N/A          N/A

                                                              Value Fund B Class             Value Fund C Class
                                           --------------------------------------------------------------------------------------
                                             Six Months     Year        Year       9/6/94    Six Months      Year     11/29/95
                                               Ended       Ended       Ended         To        Ended        Ended        To
                                              5/31/97    11/30/96    11/30/95    11/30/94(1)  5/31/97     11/30/96    11/30/95(1)
                                            (Unaudited)                                     (Unaudited)
Net asset value, beginning of period........  $25.570      $22.59      $19.300     $ 20.28     $25.550     $22.760     $22.510
Income from investment operations:
  Net investment income (loss)(1)...........    0.523      (0.041)       0.141       0.011       0.405      (0.043)       none
  Net realized and unrealized gain (loss)
   from investments & foreign currencies....    3.087       4.006        3.549      (0.991)      3.205       4.003       0.250
                                              --------     -------     -------     -------     -------      -------    -------
  Net increase (decrease) in net assets
   from investment operations...............    3.610       3.965        3.690      (0.980)      3.610       3.960       0.250
                                              --------     -------     -------     -------     -------      -------    -------
Less dividends and distributions:
  Dividends from net investment income......     none      (0.095)      (0.150)      none        none       (0.280)       none
  Distributions from net realized gain
   on security transactions.................   (3.900)     (0.890)      (0.250)      none       (3.900)     (0.890)       none
                                              --------     -------     -------     -------     -------      -------    -------
  Total dividends and distributions.........   (3.900)     (0.985)      (0.400)      none       (3.900)     (1.170)       none
                                              --------     -------     -------     -------     -------      -------    -------
Net asset value, end of period..............  $25.280     $25.570      $22.590     $19.300     $25.260     $25.550     $22.760
                                              ========     =======     =======     =======     =======      =======    =======
Total Return(2).............................    16.16%      18.26%       19.55%      (4.83%)     16.18%      18.23%         (3)
Ratios and supplemental data:
  Net assets, end of period (000 omitted)...  $18,345     $12,730      $ 5,788     $ 1,455     $ 5,819     $ 3,360          (3)
  Ratio of expenses to average net assets...     2.13%       2.15%        2.18%       2.16%       2.13%       2.15%         (3)
  Ratio of net investment income
   to average net assets....................    (0.24%)     (0.19%)       0.48%       0.05%      (0.24%)     (0.19%)        (3)
  Portfolio turnover........................       57%         87%          65%         14%         57%         87%         (3)
  Average commission rate paid..............  $0.0600     $0.0600          N/A         N/A     $0.0600     $0.0600         N/A


--------------------
(1) Date of commencement of trading; ratios and total return have been annualized.

(2) Does not include maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase of A Class shares. Does not include contingent deferred sales charge which varies from 1-4% depending upon the holding period for Class B and Class C shares.

(3) The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and returns for this relatively short period are not meaningful.

                          See accompanying notes

                 1 9 9 7   s e m i - a n n u a l   r e p o r t
12

--------------------------------------------------------------------------------
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                Value Fund Institutional Class
                                            -----------------------------------------------------------------------
                                             Six Months     Year        Year        Year        Year      11/9/92(1)
                                                Ended       Ended       Ended       Ended       Ended         TO
                                               5/31/97    11/30/96    11/30/95    11/30/94    11/30/93     11/30/92
                                            (Unaudited)
Net asset value, beginning of period........  $25.910      $22.860     $19.400     $20.140     $17.750      $17.090

Income from investment operations:
  Net investment income.....................    0.692        0.193       0.297       0.195       0.092        0.004
  Net realized and unrealized gain (loss)
   from investments & foreign currencies....    3.073        4.047       3.628      (0.685)      3.158        0.656
                                              --------     -------     -------     -------     -------      -------
  Net increase (decrease) in net assets
   from investment operations...............    3.765        4.240       3.925      (0.490)      3.250        0.660
                                              --------     -------     -------     -------     -------      -------
Less dividends and distributions:
  Dividends from net investment income......   (0.205)      (0.300)     (0.215)     (0.080)     (0.040)        none
  Distributions from net realized gain
   on security transactions.................   (3.900)      (0.890)     (0.250)     (0.170)     (0.820)        none
                                              --------     -------     -------     -------     -------      -------
Total dividends and distributions...........   (4.105)      (1.190)     (0.465)     (0.250)     (0.860)        none
                                              --------     -------     -------     -------     -------      -------
Net asset value, end of period..............  $25.570      $25.910     $22.860     $19.400     $20.140      $17.750
                                              ========     =======     =======     =======     =======      =======
Total Return................................    16.73%       19.45%      20.76%      (2.51%)     19.00%        3.86%

Ratios and supplemental data:
  Net assets, end of period (000 omitted)...  $14,458      $16,373     $ 7,294     $ 6,385     $ 5,476      $ 1,558
  Ratio of expenses to average net assets...     1.13%        1.15%       1.18%       1.16%       1.34%        1.63%
  Ratio of net investment income
   to average net assets....................     0.76%        0.81%       1.48%       1.05%       0.55%        0.69%
  Portfolio turnover........................       57%          87%         65%         14%         32%          68%
  Average commission rate paid..............  $0.0600      $0.0600         N/A         N/A         N/A          N/A

-------------------
(1)Date of commencement of trading; ratios and total return have been annualized.

                            See accompanying notes


                 1 9 9 7   s e m i - a n n u a l   r e p o r t

DELAWARE GROUP
EQUITY FUNDS V, INC. -- VALUE FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1997
(UNAUDITED)
--------------------------------------------------------------------------------
Delaware Group Equity Funds V, Inc. - Value Fund, formerly known as Delaware Group Value Fund, Inc. ("the Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers four classes of shares.

The investment objective of the Value Fund is to seek capital appreciation. The Fund's strategy is to invest primarily in equities with market values that, in the manager's opinion, appear low relative to their underlying value or future earnings and growth potential.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund:

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. Government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded in the Fund's records at the current prevailing exchange rates. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 3:00 PM EST. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities in the statement of operations that result from fluctuations in foreign currency exchange rates. The Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Other - Expenses common to all Funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Original issue discounts are accreted to interest income over the lives of the respective securities.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Investment Management and Other Transactions with Affiliates In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. the Investment Manager of the Fund, an annual fee which is calculated daily at the annual rate of 0.75% of the average daily net assets of the Fund less the fees paid to the unaffiliated directors. At May 31, 1997, the Fund had a liability for Investment Management fees and other expenses payable to DMC for $8,565.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to serve as dividend disbursing and transfer agent for the Fund. Effective August 19, 1996, the Fund also engaged DSC to provide accounting services for the Fund. Previously, fund personnel provided this service and the related costs were recorded in salaries and other expense categories in the statement of operations. For the six months ended May 31, 1997, the Fund expensed $36,033 for accounting services. At May 31, 1997, the Fund had a liability for such fees and other expenses payable to DSC for $19,048.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class. At May 31, 1997, the Fund had a liability for distribution fees and other expenses payable to DDLP for $12,205. For the six months ended May 31, 1997, DDLP earned $42,794 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

                 1 9 9 7   s e m i - a n n u a l   r e p o r t

--------------------------------------------------------------------------------
3. Investments
During the six months ended May 31, 1997, the Fund made purchases of $63,155,077 and sales of $73,292,851 of investment securities other than U.S. government securities and temporary cash investments.

At May 31, 1997, the aggregate cost of securities for federal income tax purposes was $202,223,532

At May 31, 1997, unrealized appreciation for federal income tax purposes aggregated $57,127,804 of which $60,017,477 related to unrealized appreciation of securities and $2,889,673 related to unrealized depreciation of securities.

4. Capital Stock
Transactions in capital stock were as follows:


                                                     Six Months          Year
                                                       Ended             Ended
                                                      5/31/97          11/30/96
                                                     -----------     -----------
Shares sold:
 Value Fund A Class ..........................       1,026,231        1,300,538
 Value Fund B Class ..........................         194,134          304,900
 Value Fund C Class ..........................         103,482          154,695
 Value Fund Institutional Class ..............         184,534          607,791

Shares issued upon reinvestment of
 dividends from net investment income
 and net realized gains from security
 transactions:
 Value Fund A Class ..........................       1,284,300          376,091
 Value Fund B Class ..........................          84,465           11,473
 Value Fund C Class ..........................          24,071               13
 Value Fund Institutional Class ..............         112,195           17,762
                                                     ---------        ---------
                                                     3,013,412        2,773,263
                                                     ---------        ---------

Shares repurchased:
 Value Fund A Class ..........................      (1,132,635)      (1,994,881)
 Value Fund B Class ..........................         (50,824)         (74,607)
 Value Fund C Class ..........................         (28,667)         (23,427)
 Value Fund Institutional Class ..............        (363,270)        (312,634)
                                                     ---------        ---------
                                                    (1,575,396)      (2,405,549)
                                                     ---------        ---------

Net Increase .................................       1,438,016          367,714
                                                     ---------        ---------

5. Lines of Credit
The Fund has a committed line of credit for $8.2 million. No amount was outstanding at May 31, 1997, or at any time during the six months ended May 31, 1997.

                 1 9 9 7   s e m i - a n n u a l   r e p o r t

THIS SEMI-ANNUAL REPORT IS FOR THE INFORMATION OF VALUE FUND SHAREHOLDERS, BUT IT MAY BE USED WITH PROSPECTIVE INVESTORS WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS FOR VALUE FUND, WHICH SETS FORTH DETAILS ABOUT CHARGES, EXPENSES, INVESTMENT OBJECTIVES AND OPERATING POLICIES OF THE FUND. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST. SUMMARY INVESTMENT RESULTS ARE DOCUMENTED IN THE FUND'S CURRENT STATEMENT OF ADDITIONAL INFORMATION. THE FIGURES IN THIS REPORT REPRESENT PAST RESULTS WHICH ARE NOT A GUARANTEE OF FUTURE RESULTS. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

INVESTMENT MANAGER
Delaware Management Company, Inc.
Philadelphia

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING AND
TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia

1818 Market Street
Philadelphia, PA 19103-3682

FOR SHAREHOLDERS
1.800.523.1918

FOR SECURITIES DEALERS
1.800.362.7500

FOR FINANCIAL INSTITUTIONS
REPRESENTATIVES
1.800.659.2265

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan: however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

Copy Rights Delaware Distributors, L.P.

Printed in the USA on
recycled paper

(52)
SA-021 [5/97] PP7/97